Description of Business	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Description of Business

1. Description of Business

Navigator Holdings Ltd. (the “Company”), the ultimate parent company of the Navigator Group of companies, is registered in the Republic of the Marshall Islands. The Company has a core business of owning and operating a fleet of gas carriers. As of December 31, 2018, the Company owned and operated 38 gas carriers (the “Vessels”) each having a cargo capacity of between 20,600 cbm and 38,000 cbm, of which 31 were semi-refrigerated, and seven were fully-refrigerated vessels. The Company has an investment in a joint venture to construct a Marine Export Terminal at Morgan’s Point in Texas to export approximately one million tons of ethylene per year. Unless the context otherwise requires, all references in the consolidated financial statements to “our”, ”we” and “us” refer to the Company